April 12, 2012

U.S. Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re:	Quaker Investment Trust (the “Trust”)
SEC File No. 033-38074 S000008771
Rule 497

Ladies and Gentlemen:

Enclosed for filing pursuant to subsection (e) of Rule 497 under the Securities Act of 1933, as amended, you will find a supplement dated April 5, 2012 to the Prospectus, dated October 28, 2011. The sole purpose of this supplement is to file as an exhibit the risk/return summary information for the Quaker Small-Cap Value Fund, in interactive data format.

There are no fees required in connection with this filing. Please contact Suzan Barron (of Brown Brothers Harriman & Co., the Trust’s Administrator) at (617) 772-1616 if you have any questions or comments concerning this filing.

Sincerely,

/s/ Timothy E. Richards
Timothy E. Richards
Chief Compliance Officer

cc: Justin Brundage (via email)

Enclosures